Warrants	6 Months Ended
Mar. 31, 2026
Warrants
Warrants

Note 14 — Warrants

As stated in Note 13, concurrently with the issuance of the YA II PN Note, the Company issued to the Investor the Warrant to purchase 1,333,333 shares of Common Stock at an exercise price of $9.00 per share, exercisable for a term of five years from issuance. The Company accounted for the Warrant in accordance with the guidance contained in ASC 815 whereby under that provision these warrants met the criteria for equity treatment. As such, these warrants are recorded at fair value at issuance date.

The Company utilized a Monte Carlo Simulation model to estimate the fair values of the February 26, 2026 of the Warrants, which incorporated significant inputs that were not observable in the market, and thus represents a Level 3 measurement as defined in ASC 820. The unobservable inputs utilized for measuring the fair value of the contingent consideration reflect management’s own assumptions about the assumptions that market participants would use in valuing the contingent consideration. The Company determined the fair value by using the below key inputs to the Monte Carlo Simulation Model.

February 26, 2026
Stock Price	$7.96
Exercise Price	$9.00
Volatility	73.0%
Risk free rate of return	3.54%
Term to maturity (years)	5.00
Term to financing (years)	2.50

The fair value of the Warrants on February 26, 2026 of $6,986,665, was included as debt issuance cost related to the YA II PN Notes (See Note 13).